Financial risk management	6 Months Ended
Dec. 31, 2022
Disclosure Of Financial Risk Management [Abstract]
Financial risk management	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance. Current year profit and loss information has been included where relevant to add further context.

Risk	Exposure arising from	Measurement	Management
Market risk – currency risk	Future commercial transactions Recognized financial assets and liabilities not denominated in the functional currency of each entity within the Group	Cash flow forecasting Sensitivity analysis	The future cash flows of each currency are forecast and the quantum of cash reserves held for each currency are managed in line with future forecasted requirements. Cross currency swaps are undertaken as required.

Market risk – interest rate risk	Term deposits at fixed rates	Sensitivity analysis	Vary length of term deposits, utilize interest bearing accounts and periodically review interest rates available to ensure we earn interest at market rates.

Market risk – price risk	Long-term borrowings	Sensitivity analysis	Forecasts of net sales of the product underlying the NovaQuest borrowing arrangement are updated on a quarterly basis to evaluate the impact on the carrying amount of the financial liability.

Credit risk	Cash and cash equivalents, and trade and other receivables	Aging analysis Credit ratings	Only transact with the best risk rated banks available in each region giving consideration to the products required.

Liquidity risk	Cash and cash equivalents Borrowings	Rolling cash flow forecasts	Future cash flows requirements are forecasted and capital raising strategies are planned to ensure sufficient cash balances are maintained to meet the Group’s future commitments
a.    Market risk
(i)    Currency risk
The Group has foreign currency amounts owing relating to clinical, regulatory and overhead activities and foreign currency deposits held primarily in the Group’s Australian based entity, whose functional currency is the A$. The Group also has foreign currency amounts owing in the Group’s Swiss and Singapore based entities, whose functional currencies are the US$. The Group also has foreign currency amounts owing in various other non-US$ currencies in A$ and US$ functional currency entities in the Group relating to clinical, regulatory and overhead activities. These foreign currency balances give rise to a currency risk, which is the risk of the exchange rate moving, in either direction, and the impact it may have on the Group’s financial performance.
Currency risk is minimized by ensuring the proportion of cash reserves held in each currency matches the expected rate of spend of each currency.
As of December 31, 2022, the Group held 78% of its cash in US$, and 22% in A$. As of June 30, 2022, the Group held 97% of its cash in US$, and 3% in A$.
(ii)    Cash flow and fair value interest rate risk
The Group is exposed to interest rate movements which impacts interest income earned on its deposits and at call accounts. The interest rate risk is managed by spreading the maturity date of our deposits across various periods. The Group ensures that sufficient funds are available, in at call accounts, to meet the working capital requirements of the Group.
The deposits held which derive interest revenue are described in the table below, together with the maximum and minimum interest rates being earned as of December 31, 2022 and June 30, 2022. The effect on profit is shown if interest rates change by 10%, in either direction, is as follows:

	As of December 31, 2022			As of June 30, 2022
(in U.S. dollars, in thousands, except percent data)	Low	High	US$	Low(1)	High(1)	US$
Funds invested - US$	0.40%	0.40%	47,519	0.00%	0.00%	49,383
Rate increase by 10%	0.44%	0.44%	19	0.03%	0.03%	15
Rate decrease by 10%	0.36%	0.36%	(19)	0.03%	0.03%	(15)

(in Australian dollars, in thousands, except percent data)	Low	High	A$	Low	High	A$
Funds invested - A$	3.62%	3.62%	600	1.50%	1.50%	600
Rate increase by 10%	3.98%	3.98%	2	1.65%	1.65%	1
Rate decrease by 10%	3.26%	3.26%	(2)	1.35%	1.35%	(1)

(1)The interest rate was 0% for the period ended June 30, 2022. The sensitivity assumes the interest rate to increase or decrease by 0.03%, which is consistent with prior periods.
(iii)    Price risk
Price risk is the risk that future cash flows derived from financial instruments will be altered as a result of a market price movement, which is defined as movements other than foreign currency rates and interest rates. The Group is exposed to price risk which arises from long-term borrowings under its facility with NovaQuest, where the timing and amounts of principal and interest payments is dependent on net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia. As net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in these territories increase/decrease, the timing and amount of principal and interest payments relating to this type of financing arrangement will also fluctuate, resulting in an adjustment to the carrying amount of the financial liability. The adjustment is recognized in the Income Statement as remeasurement of borrowing arrangements within finance costs in the period the revision is made.
The exposure of the Group’s borrowing to price rate changes are as follows:

	As of December 31, 2022		As of June 30, 2022
(in U.S. dollars, in thousands, except percent data)	Total	% of total borrowings	Total	% of total borrowings
Financial liabilities
Current borrowings
Borrowings - NovaQuest	913	1%	372	0%
Non-current borrowings
Borrowings - NovaQuest	51,574	50%	47,898	50%
	52,487	51%	48,270	50%
As at December 31, 2022, all other factors held constant, a 20% increase in the forecast net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would increase non-current borrowing and decrease profit by $0.2 million, whereas a 20% decrease in the net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would decrease non-current borrowings and increase profit by $0.2 million.
The Group is also exposed to price risk on contingent consideration provision balances, as expected unit revenues are a significant unobservable input used in the level 3 fair value measurements. As at December 31, 2022, all other factors held constant, the increase/decrease in price assumptions adopted in the fair value measurements of the contingent consideration provision are discussed in Note 5(e)(iv).
The Group does not consider it has any exposure to price risk other than those already described above.
b.    Credit risk
Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause financial loss to the other party. The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets as mentioned in Note 5.
c.    Liquidity risk
Liquidity risk is the risk that the Group will not be able to pay its debts as and when they fall due. Liquidity risk has been assessed in Note 1(i).
Trade payables held by the Group as of December 31, 2022 and June 30, 2022 mature within 6 months. The total contractual cash flows associated with these liabilities equate to the carrying amount disclosed within the financial statements.
As of December 31, 2022, the maturity profile of the anticipated future contractual cash flows on an undiscounted basis, and which therefore differs from the carrying value, is as follows:

(in U.S. dollars, in thousands)	Within 1 year	Between 1-2 years	Between 2-5 years	Over 5 years	Total contractual cash flows	Carrying amount
Borrowings(1)(2)	(6,685)	(17,508)	(149,895)	—	(174,088)	(102,922)
Trade payables	(22,992)	—	—	—	(22,992)	(22,992)
Lease liabilities	(4,266)	(3,300)	(1,978)	—	(9,544)	(8,860)
Contingent consideration(3)	(4,212)	(2,260)	(4,463)	—	(10,935)	(2,346)
	(38,155)	(23,068)	(156,336)	—	(217,559)	(137,120)
(1)Contractual cash flows include payments of principal, interest and other charges. Interest is calculated based on debt held at December 31, 2022 without taking into account drawdowns of further tranches.
(2)In relation to the contractual maturities of the NovaQuest borrowings, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of pediatric SR-aGVHD.
(3)In relation to the contractual maturities of the royalty payments related to contingent consideration, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of children and adults with aGVHD. The carrying amount reflects the discounted and probability adjusted contractual balance. The carrying amount reflects the discounted and probability adjusted contractual balance related to royalty payments.
Purchase commitments
In December 2019, the Group commenced production under its manufacturing service agreement with Lonza for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of pediatric SR-aGVHD in the US market. This agreement contains lease and non-lease components. As of December 31, 2022, the agreement contains a minimum remaining financial commitment of the non-lease component of $19.3 million, payable until June 2024. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of December 31, 2022, the lease component is $3.1 million on an undiscounted basis, as disclosed within the total contractual cash flows as lease liabilities in Note 9(c).
The Group have agreements with third parties related to contract manufacturing and other goods and services. As of December 31, 2022, the Group had $10.2 million of non-cancellable purchase commitments related to raw materials, manufacturing agreements and other goods and services (excluding those with Lonza). This amount represents our minimum contractual obligations, including termination fees. Certain agreements provide for termination rights subject to termination fees. Under such agreement, the Group are contractually obligated to make certain payments, mainly, to reimburse them for their unrecoverable outlays incurred prior to cancellation.
The Group did not have any other purchase commitments as of December 31, 2022.